EXHIBIT 10.2(j)

AMENDMENT NO. 10
TO
AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

     THIS AMENDMENT NO. 10 TO THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT is effective as of December 31, 2004 and is entered into by and among Nextel Partners, Inc., a Delaware corporation (the “Company”), and the shareholders listed on the signature pages hereto (collectively, the “Signatories”).

     WHEREAS, the parties hereto are parties to that certain Shareholders’ Agreement, dated as of January 29, 1999, as amended and restated on February 18, 2000, by and among the Company and the other parties specified therein, as further amended by Amendment No. 1 thereto effective as of February 22, 2000, by and among the Company and the other parties specified in such Amendment No. 1, as further amended by Amendment No. 2 thereto effective as of March 20, 2001, by and among the Company and the other parties specified in such Amendment No. 2, as further amended by Amendment No. 3 thereto effective as of April 18, 2001, by and among the Company and the other parties specified in such Amendment No. 3, as further amended by Amendment No. 4 thereto effective as of July 25, 2001 , by and among the Company and the other parties specified in such Amendment No. 4, as further amended by Amendment No. 5 thereto effective as of June 13, 2002, by and among the Company and the other parties specified in such Amendment No. 5, as further amended by Amendment No. 6 thereto effective July 24, 2002 by and among the Company and the other parties specified in such Amendment No. 6, as further amended by Amendment No. 7 thereto effective October 18, 2002 by and among the Company and the other parties specified in such Amendment No. 7; as further amended by Amendment No. 8 thereto effective May 12, 2003 by and among the Company and the other parties specified in such Amendment No. 8; and as further amended by Amendment No. 9 thereto effective May 11, 2004 by and among the Company and the other parties specified in such Amendment No. 9 (collectively, the “Shareholders’ Agreement”);

     WHEREAS, the parties have determined to amend the Shareholders’ Agreement in accordance with Section 8.04 thereof, as provided herein;

     NOW, THEREFORE, each of the parties hereto agrees to amend the Shareholders’ Agreement as follows:

1. Amendments to Section 2.01. Existing Section 2.01(a) of the Shareholders’ Agreement is hereby deleted and replaced in its entirety with the following new Section 2.01(a):

     “Section 2.01. Composition of the Board. (a) The Board shall consist of up to eight members, of whom five shall be nominated and designated in accordance with the Company’s Restated Certificate of Incorporation (the “Certificate”) and Bylaws, one of whom shall be designated by NWIP (such director, a “NWIP Designee”), one of whom shall be designated by MDP (such director, an “MDP Designee”), and one of whom shall be the chief executive officer of the Company.”

In addition, the reference in Section 2.01(c) of the Shareholders’ Agreement to “seven” members of the Board of Directors is hereby amended to “eight.”

2. Removal of Certain Parties from the Shareholders’ Agreement. Perry Satterlee, PSS-MSS, LP, John Thompson, JDT-JRT, L.L.C, the Estate of David Thaler, and DLJMB are hereby removed from the Shareholders’ Agreement and shall no longer be bound by any of its terms and conditions or be entitled to any of the rights and benefits thereunder.

3. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Shareholders’ Agreement.

SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 10 to Amended and Restated Shareholders’ Agreement to be duly executed by their respective authorized officers.

NEXTEL PARTNERS, INC., a Delaware corporation
By:	/s/ John Chapple
	Name:	John Chapple
	Title:	President
Date:

NEXTEL WIP CORP., a Delaware corporation
By:	/s/ Gary Begeman
	Name:	Gary Begeman
	Title:	Vice President
	Date:	12/29/04

DLJ MERCHANT BANKING PARTNERS II, L.P., a Delaware Limited Partnership
By:
Name:
Title:
Date:

DLJ MERCHANT BANKING PARTNERS II-A, L.P., a Delaware Limited Partnership By: DLJ Merchant Banking II, Inc., as managing general partner
By:
Name:
Title:
Date:

DLJ OFFSHORE PARTNERS II, C.V., a Netherlands Antilles Limited Partnership By: DLJ Merchant Banking II, Inc., as advisory general partner
By:
Name:
Title:
Date:

DLJ DIVERSIFIED PARTNERS, L.P., a Delaware Limited Partnership By: DLJ Diversified Partners, Inc., as managing general partner
By:
Name:
Title:
Date:

DLJ DIVERSIFIED PARTNERS-A, L.P., a Delaware Limited Partnership By: DLJ Diversified Partners, Inc. as managing general partner
By:
Name:
Title:
Date:

DLJ MILLENNIUM PARTNERS, L.P., a Delaware Limited Partnership By: DLJ Merchant Banking II, Inc. as managing general partner
By:
Name:
Title:
Date:

DLJ MILLENNIUM PARTNERS-A, L.P. By: DLJ Merchant Banking II, Inc. as managing general partner
By:
Name:
Title:
Date:

DLJMB FUNDING II, INC., a Delaware corporation
By:
Name:
Title:
Date:

DLJ FIRST ESC, L.P. By: DLJ LBO Plans Management Corporation, as manager
By:
Name:
Title:
Date:

DLJ EAB PARTNERS, L.P. By: DLJ LBO Plans Management Corporation, as managing general partner
By:
Name:
Title:
Date:

DLJ ESC II, L.P. By: DLJ LBO Plans Management Corporation, as manager
By:
Name:
Title:
Date:

UK INVESTMENT PLAN 1997 PARTNERS, a Delaware Limited Partnership By: UK Investment Plan 1997 Partners, Inc., as general partner
By:
Name:
Title:
Date:

MADISON DEARBORN CAPITAL PARTNERS II, L.P. By: Madison Dearborn Partners II, L.P., its General Partner By: Madison Dearborn Partners Inc., its General Partner
By:	/s/ James N. Perry, Jr.
	Name:	James N. Perry, Jr.
	Title:	Managing Director
Date:

EAGLE RIVER INVESTMENTS, L.L.C. a Washington limited liability company
By:
Name:
Title:
Date:

MOTOROLA, INC., a Delaware corporation
By:	/s/ Charles F. Wright
	Name:	Charles F. Wright
	Title:	Sr. Vice President
	Date:	12/10/04

/s/ John Chapple JOHN CHAPPLE

PERRY SATTERLEE

MARK FANNING

/s/ John Thompson JOHN THOMPSON

/s/ David Aas DAVID AAS

ESTATE OF DAVID THALER By Sharon Thaler, Executor of the Estate

JDT-JRT, L.L.C.
By:	/s/ John D. Thompson
	Name:	John D. Thompson
	Title:	Manager
Date:

JRC COHO, L.L.C.
By:	/s/ John Chapple
	Name:	John H. Chapple
	Title:	Manager
Date:

PSS-MSS, LP
By:
Perry Satterlee, General partner